Exhibit 99.1

Magnachip Reports Results for First Quarter 2026

Q1 Results Summary

•
Consolidated revenue from continuing operations (which includes Power Analog Solutions (“PAS”) and Power IC (“PIC”) businesses) was $46.2 million, approximately at the mid-point of our guidance range of $44.0 to $48.0 million.
•
Revenue grew by 3.3% year over year and 13.9% quarter over quarter.
•
Consolidated gross profit margin from continuing operations of 15.6% was above the mid-point of our guidance range of 14.0% to 16.0%.

Recent Highlights

•
Launched 8th-generation ultra low-Rss(on) 12V BatteryFET designed for smartphone battery power efficiency
•
Launched 8th-generation 40V and 60V MV MOSFETs for servers and high-performance PCs
•
On track to launch 55 new-generation products in 2026

SEOUL, South Korea, Apr. 28, 2026 – Magnachip Semiconductor Corporation (NYSE: MX) (“Magnachip” or the “Company”) today announced financial results for the first quarter 2026.

Camillo Martino, Magnachip’s CEO said, “We delivered better-than-seasonal revenue growth in the quarter, reflecting both solid execution and also the impact of the previously communicated inventory and channel actions. We are comfortable with our progress toward our multi-year transformation, and we are showing some good early signs, particularly with the 55 new-generation products launched in 2025. Our focus remains on improving product competitiveness through an accelerated pace of new-generation product launches, which we believe will drive sustainable revenue growth, margin expansion, and improved utilization over time. We believe disciplined execution of our six-pillar strategy will deliver long-term shareholder value.”

Shinyoung Park, Magnachip’s CFO, commented, “We remain committed to financial discipline to significantly improve our financial performance during this multi-year transformation.”

Q1 2026 Financial Highlights
	In thousands of U.S. dollars, except share data
	GAAP
	Q1 2026	Q4 2025	Q/Q change			Q1 2025	Y/Y change
Net Sales	46,208	40,570	up	13.9%		44,722	up	3.3%
Power Analog Solutions	41,647	36,811	up	13.1%		39,857	up	4.5%
Power IC	4,561	3,759	up	21.3%		4,865	down	6.2%
Gross Profit Margin	15.6%	9.3%	up	6.3	%pts	20.9%	down	5.3	%pts
Power Analog Solutions	12.8%	6.5%	up	6.3	%pts	17.8%	down	5.0	%pts
Power IC	40.4%	36.7%	up	3.7	%pts	46.5%	down	6.1	%pts
Operating Loss	(7,170)	(12,446)	up	42.4%		(5,278)	down	35.8%
Loss from continuing operations	(4,697)	(8,792)	up	46.6%		(4,051)	down	15.9%
Basic Loss per Common Share	(0.13)	(0.24)	up	45.8%		(0.11)	down	18.2%
Diluted Loss per Common Share	(0.13)	(0.24)	up	45.8%		(0.11)	down	18.2%

	In thousands of U.S. dollars, except share data
	Non-GAAP(1)
	Q1 2026	Q4 2025	Q/Q change			Q1 2025	Y/Y change
Adjusted Operating Loss	(6,527)	(11,881)	up	45.1%		(4,410)	down	48.0%
Adjusted EBITDA	(3,640)	(8,856)	up	58.9%		(1,205)	down	202.1%
Adjusted Loss	(4,073)	(2,714)	down	50.1%		(2,784)	down	46.3%
Adjusted Loss per Common Share—Diluted	(0.11)	(0.08)	down	37.5%		(0.08)	down	37.5%

(1)
Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting our business and operations and assist in evaluating our core operating performance. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net loss or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of historical GAAP results to non-GAAP results is included in this press release.

Q2 2026 Financial Guidance

While actual results may vary, Magnachip currently expects the following:

·
Consolidated revenue from continuing operations (which includes Power Analog Solutions and Power IC businesses) to be in the range of $44.5 million to $48.5 million, roughly flat sequentially and a decrease of 2.3% year-over-year at the mid-point. This compares with $46.2 million in Q1 2026 and $47.6 million in Q2 2025.

·
Consolidated gross profit margin from continuing operations to be in the range of 17% to 19%, up from 15.6% in Q1 2026 but down from 20.4% in Q2 2025.

Q1 2026 Earnings Conference Call

Magnachip will host a corresponding conference call at 2:00 p.m. PT / 5:00 p.m. ET on Tuesday, April 28, 2026, to discuss its financial results. In advance of the conference call, all participants must use the following link to complete the online registration process. Upon registering, each participant will receive access details for this event including the dial-in numbers, a PIN number, and an e-mail with detailed instructions to join the conference call. A live and archived webcast of the conference call and a copy of the earnings release will be accessible from the ‘Investors’ section of the Company’s website at www.magnachip.com.

Online registration: https://register-conf.media-server.com/register/BId9ff896cba6d4bf6bc5204e0fd2d7a6b

Safe Harbor for Forward-Looking Statements

Information in this press release regarding Magnachip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include expectations about estimated historical or future operating results and financial performance, outlook and business plans, including second quarter 2026 revenue and gross profit margin expectations, future growth and revenue opportunities from new and existing products and customers, and the timing and extent of future revenue contributions by our products and businesses. All forward-looking statements included in this release are based upon information available to Magnachip as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, among others: the impact of changes in macroeconomic conditions, including those caused by or related to recent trade and tariff actions announced by the U.S. globally and the related retaliatory tariffs and disruptions in supply chains and global trade as a result thereof, inflation, potential recessions or other deteriorations, economic instability or civil unrest; geopolitical conflicts, including between Russia and Ukraine and between Israel, the United States and Iran and sustained military action and conflict in the Red Sea, including fuel supply disruptions and rising energy costs related thereto; disruptions or economic impact resulting from United States government shutdowns; manufacturing capacity constraints or supply chain disruptions that may impact our ability to deliver our products or affect the price of components and impact demand for our products from customers; the impact of competitive products and pricing; timely acceptance of our designs by customers; timely introduction of new products and technologies; the potential impact of emerging technologies such as artificial intelligence on industry dynamics, customer demand, supply chain operations, and regulatory environments; our ability to ramp new products into volume production; industry-wide shifts in supply and demand for semiconductor products; overcapacity within the industry or at Magnachip; effective and cost-efficient utilization of manufacturing capacity; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses or the inability to identify expenses that can be eliminated; compliance with U.S. and international trade and export laws and regulations by us, our customers and our distributors; change to or ratification of local or international laws and regulations, including those related to environment, health and safety; public health issues; other business interruptions that could disrupt supply or delivery of, or demand for, Magnachip’s products; and other risks detailed from time to time in Magnachip’s filings with the SEC, including our Form 10-K filed on March 16, 2026, and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. Magnachip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About Magnachip Semiconductor

Magnachip is a designer and manufacturer of analog and mixed-signal power semiconductor platform solutions for various applications, including industrial, automotive, communication, consumer and computing. The Company provides a broad range of standard products to customers worldwide. Magnachip, with about 45 years of operating history, owns a substantial number of registered patents and pending applications, and has extensive engineering, design and manufacturing process expertise. For more information, please visit www.magnachip.com.

CONTACT:

Mike Bishop

Bishop IR, LLC

Tel. +1 (415) 891-9633

mike@bishopir.com

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Net sales	$46,208	$40,570	$44,722
Cost of sales	39,014	36,792	35,360
Gross profit	7,194	3,778	9,362
Gross profit as a percentage of net sales	15.6%	9.3%	20.9%
Operating expenses:
Selling, general and administrative expenses	7,666	8,625	9,203
Research and development expenses	6,698	7,599	5,437
Total operating expenses	14,364	16,224	14,640
Operating loss	(7,170)	(12,446)	(5,278)
Interest income	1,063	1,246	1,540
Interest expense	(373)	(393)	(423)
Foreign currency loss, net	(115)	(6,393)	(405)
Other income (loss), net	(10)	14	114
Loss from continuing operations before income tax benefit, net	(6,605)	(17,972)	(4,452)
Income tax benefit, net	(1,908)	(9,180)	(401)
Loss from continuing operations	(4,697)	(8,792)	(4,051)
Income (Loss) from discontinued operations, net of tax	50	713	(4,827)
Net loss	$(4,647)	$(8,079)	$(8,878)
Basic earnings (loss) per common share—
Continuing operations	$(0.13)	$(0.24)	$(0.11)
Discontinuing operations	0.00	0.02	(0.13)
Total	$(0.13)	$(0.22)	$(0.24)
Diluted earnings (loss) per common share—
Continuing operations	$(0.13)	$(0.24)	$(0.11)
Discontinuing operations	0.00	0.02	(0.13)
Total	$(0.13)	$(0.22)	$(0.24)
Weighted average number of shares—
Basic	36,407,581	35,979,697	36,887,841
Diluted	36,407,581	35,979,697	36,887,841

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$94,554	$103,756
Accounts receivable, net	24,176	26,022
Inventories, net	32,848	34,151
Other receivables	4,203	2,882
Prepaid expenses	5,591	5,062
Hedge collateral	4,970	1,200
Other current assets	3,681	3,782
Total current assets	170,023	176,855
Property, plant and equipment, net	95,072	100,204
Operating lease right-of-use assets	1,797	2,070
Intangible assets, net	404	454
Long-term prepaid expenses	531	584
Deferred income taxes	61,222	64,248
Other non-current assets	6,416	7,114
Total assets	$335,465	$351,529
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$21,330	$20,848
Other accounts payable	10,813	11,444
Accrued expenses	5,490	6,929
Accrued income taxes	45	81
Operating lease liabilities	1,344	1,427
Current portion of long-term borrowings	26,431	—
Other current liabilities	6,264	2,681
Total current liabilities	71,717	43,410
Long-term borrowings	15,855	44,599
Accrued severance benefits, net	11,660	11,502
Non-current operating lease liabilities	509	690
Other non-current liabilities	2,921	3,078
Total liabilities	102,662	103,279
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized, 58,249,450 shares issued and 36,440,854 outstanding at March 31, 2026 and 58,027,696 shares issued and 36,219,100 outstanding at December 31, 2025	581	579
Additional paid-in capital	282,178	281,537
Retained earnings	210,205	214,852
Treasury stock, 21,808,596 shares at March 31, 2026 and 21,808,596 shares at December 31, 2025, respectively	(229,910)	(229,910)
Accumulated other comprehensive loss	(30,251)	(18,808)
Total stockholders’ equity	232,803	248,250
Total liabilities and stockholders’ equity	$335,465	$351,529

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Cash flows from operating activities
Net loss	$(4,647)	$(8,878)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	2,882	3,273
Provision for severance benefits	1,212	1,514
Loss (gain) on foreign currency, net	4,262	(35)
Provision (reversal) for inventory reserves	(321)	1,208
Stock-based compensation	643	1,030
Deferred income tax assets	8	(415)
Others, net	74	225
Changes in operating assets and liabilities
Accounts receivable, net	1,611	635
Inventories	(191)	(3,259)
Other receivables	(1,547)	(811)
Prepaid expenses	(152)	1,233
Other current assets	(1,725)	970
Accounts payable	571	2,542
Other accounts payable	(254)	(2,622)
Accrued expenses	(1,068)	(111)
Accrued income taxes	(33)	(6)
Other current liabilities	593	(901)
Other non-current liabilities	53	354
Payment of severance benefits	(228)	(325)
Others, net	(187)	(290)
Net cash provided by (used in) operating activities	1,556	(4,669)
Cash flows from investing activities
Payment of hedge collateral	(3,785)	—
Proceeds from disposal of plant, property and equipment	49	—
Purchase of property, plant and equipment	(3,915)	(208)
Payment for intellectual property registration	(24)	(63)
Collection of guarantee deposits	1,891	21
Payment of guarantee deposits	(158)	(139)
Net cash used in investing activities	(5,942)	(389)
Cash flows from financing activities
Acquisition of treasury stock	(176)	(1,306)
Repayment of financing related to water treatment facility arrangement	(110)	(111)
Repayment of principal portion of finance lease liabilities	(34)	(38)
Net cash used in financing activities	(320)	(1,455)
Effect of exchange rates on cash and cash equivalents	(4,496)	557
Net decrease in cash and cash equivalents	(9,202)	(5,956)
Cash and cash equivalents
Beginning of the period	103,756	138,610
End of the period	$94,554	$132,654

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED OPERATING LOSS FROM CONTINUING OPERATIONS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Operating loss	$(7,170)	$(12,446)	$(5,278)
Adjustments:
Equity-based compensation expense	643	565	868
Adjusted Operating Loss	$(6,527)	$(11,881)	$(4,410)

We present Adjusted Operating Loss from continuing operations as a supplemental measure of our performance. We define Adjusted Operating Loss from continuing operations for the periods indicated as operating loss from continuing operations adjusted to exclude (i) Equity-based compensation expense.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF LOSS FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA FROM CONTINUING OPERATIONS AND ADJUSTED LOSS FROM CONTINUING OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Loss from continuing operations	$(4,697)	$(8,792)	$(4,051)
Adjustments:
Interest income	(1,063)	(1,246)	(1,540)
Interest expense	373	393	423
Income tax benefit, net	(1,908)	(9,180)	(401)
Depreciation and amortization	2,877	3,019	3,120
EBITDA – continuing operations	(4,418)	(15,806)	(2,449)
Equity-based compensation expense	643	565	868
Foreign currency loss, net	115	6,393	405
Derivative valuation loss (gain), net	20	(8)	(29)
Adjusted EBITDA – continuing operations	$(3,640)	$(8,856)	$(1,205)

Loss from continuing operations	$(4,697)	$(8,792)	$(4,051)
Adjustments:
Equity-based compensation expense	643	565	868
Foreign currency loss, net	115	6,393	405
Derivative valuation loss (gain), net	20	(8)	(29)
Income tax effect on non-GAAP adjustments	(154)	(872)	23
Adjusted Loss – continuing operations	$(4,073)	$(2,714)	$(2,784)
Adjusted Loss – continuing operations per common share—
- Basic	$(0.11)	$(0.08)	$(0.08)
- Diluted	$(0.11)	$(0.08)	$(0.08)
Weighted average number of shares – basic	36,407,581	35,979,697	36,887,841
Weighted average number of shares – diluted	36,407,581	35,979,697	36,887,841

We present Adjusted EBITDA from continuing operations and Adjusted Loss from continuing operations as supplemental measures of our performance. We define Adjusted EBITDA from continuing operations for the periods indicated as EBITDA – continuing operations (as defined below), adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss, net and (iii) Derivative valuation loss (gain), net. EBITDA – continuing operations for the periods indicated is defined as loss from continuing operations before interest income, interest expense, income tax benefit, net and depreciation and amortization.

We prepare Adjusted Loss from continuing operations by adjusting loss from continuing operations to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Loss from continuing operations is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Loss from continuing operations for the periods as net loss, adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss, net, (iii) Derivative valuation loss (gain), net and (iv) Income tax effect on non-GAAP adjustments.